UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

(Rule 14a - 101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Parker Drilling Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Parker Drilling Company
Annual Meeting of Stockholders to be held on May 10, 2018
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/PKD. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy Materials can be distributed by making them available on the internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR Participation.

If you want to recieve a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before April 30, 2018.

For a Convenient Way to VIEW Proxy Materials
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VOTE Online go to: www.proxydocs.com/PKD

Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report
Printed materials may be requested by one of the following methods:

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*If requesting material by email, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting materials.

Account No.	Shares
Parker Drilling Company Notice of Annual Meeting of Stockholders

Date:	Thursday, May 10, 2018
Time:	9:00 A.M. (Central Daylight Time)
Place:	DoubleTree by Hilton Hotel Houston - Greenway Plaza, 6 E, Greenway Plaza, Houston, Texas 77046

The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR” the following.
1.Election of Class I Directors:
01 Richard D. Paterson
02 Zaki Selim

2.	To approve, by non-binding vote, executive compensation.
3.    To ratify the appointment of KPMG LLP as independent registered public accounting firm for 2018.

4.
To approve an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock and a corresponding reduction in the number of authorized shares of the Company’s common stock as described in the Proxy Statement.